                                                                  Exhibit 10.a.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the annual report on Form 20-F of BE Semiconductor Industries N.V. (the "Company") for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Cor te Hennepe, Director of Finance of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 31, 2003                              /s/ Cor te Hennepe
                                                   ------------------

                                                   Cor te Hennepe
                                                   Director of Finance